            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 1999
                                                      REGISTRATION NO. 333-68679
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                            POST-EFFECTIVE AMENDMENT
                              NO. 1 TO FORM S-4 ON
                                    FORM S-8*
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                               OCEAN ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

                TEXAS                                        74-1764876
    (State or other jurisdiction                          (I.R.S. Employer
  of incorporation or organization)                    Identification Number)
       1001 FANNIN, SUITE 1600                                 77002
           HOUSTON, TEXAS                                    (Zip Code)
(Address of Principal Executive Offices)

                OCEAN ENERGY, INC. 1998 LONG-TERM INCENTIVE PLAN
     OCEAN ENERGY, INC. LONG-TERM INCENTIVE PLAN FOR NONEXECUTIVE EMPLOYEES UNITED MERIDIAN CORPORATION 1994 EMPLOYEE NONQUALIFIED STOCK OPTION PLAN
         UNITED MERIDIAN CORPORATION 1987 NONQUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)

                                ROBERT K. REEVES
                    EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                                  AND SECRETARY
                               OCEAN ENERGY, INC.
                             1001 FANNIN, SUITE 1600
                              HOUSTON, TEXAS 77002
                     (Name and address of agent for service)
                                 (713) 265-6000
          (Telephone number, including area code, of agent for service)

                                    COPY TO:
                                  J. MARK METTS
                               VINSON & ELKINS LLP
                              2300 FIRST CITY TOWER
                                   1001 FANNIN
                            HOUSTON, TEXAS 77002-6760

                             ----------------------

                                                     CALCULATION OF REGISTRATION FEE
====================================================================================================================
                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
          TITLE OF SECURITIES              AMOUNT TO BE      OFFERING PRICE     AGGREGATE OFFERING    REGISTRATION
           TO BE REGISTERED               REGISTERED (1)        PER SHARE              PRICE              FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.10 par value (2) .....   12,629,030(3)            (4)                  (4)               (4)
====================================================================================================================

(1) The number of shares of common stock registered hereby is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Includes associated preferred stock purchase rights. The rights are not currently separable from the shares of common stock and are not currently exercisable.

(3) Consisting of 12,629,030 shares of common stock of the Registrant reserved for issuance under the Ocean Energy, Inc. 1998 Long-Term Incentive Plan; the Ocean Energy, Inc. Long-Term Incentive Plan for Nonexecutive Employees; the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan; and the United Meridian Corporation 1987 Nonqualified Stock Option Plan. At the effective time of the Merger (as defined below), the OEI Plans and the UMC Plans were assumed by the Registrant and each share of common stock of OEI (as defined below) issuable under the OEI Plans and the UMC Plans was converted into an equal number of shares of common stock of the Registrant.

(4) Not applicable. All filing fees payable in connection with the issuance of these securities were paid in connection with the filing of the Registrant's Registration Statement on Form S-4 (No. 333-68679) filed December 10, 1998.

* Filed as a Post-effective Amendment to such Form S-4 registration statement pursuant to the procedure described herein in the section captioned "Introductory Statement."

                             ----------------------

                             INTRODUCTORY STATEMENT

         On March 30, 1999, the shareholders of Seagull Energy Corporation, a Texas corporation ("Seagull"), and the stockholders of Ocean Energy, Inc., a Delaware corporation ("OEI") approved and adopted the Agreement and Plan of Merger dated as of November 24, 1998, as amended (the "Merger Agreement") by and between Seagull and OEI providing for the merger of OEI with and into Seagull (the "Merger"). In connection with the Merger, Seagull changed its name to "Ocean Energy, Inc." (the "Company" or the "Registrant"). OEI's common stock, par value $0.01 per share ("OEI Common Stock") is no longer transferable, and certificates evidencing shares of OEI Common Stock represent only the right to receive, without interest, shares of the Company's common stock, par value $0.10 per share, ("Company Common Stock") in accordance with the provisions of the Merger Agreement. Pursuant to the Merger Agreement, the Company assumed the OEI Plans and the UMC Plans (each as hereinafter defined), and each unexpired and unexercised outstanding option to purchase OEI Common Stock under the OEI Plans and the UMC Plans was automatically converted into an option to purchase the equivalent number of shares of Company Common Stock at the same option exercise price. The UMC Plans were assumed by OEI in connection with the merger of United Meridian Corporation, a Delaware corporation, with and into OEI on March 27, 1998.

         The Registrant hereby amends its registration statement on Form S-4 (No. 333-68679) (the "Form S-4") by filing this Post-effective Amendment No. 1 thereto on Form S-8 ("Post-effective Amendment No. 1") relating to up to 12,629,030 shares of Company Common Stock, 2,340,000 of which are issuable under the Ocean Energy, Inc. 1998 Long-Term Incentive Plan, 7,823,824 of which are issuable under the Ocean Energy, Inc. Long-Term Incentive Plan for Nonexecutive Employees, (collectively , the "OEI Plans"), 2,090,121 of which are issuable under the United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan and 375,085 of which are issuable under the United Meridian Corporation 1987 Nonqualified Stock Option Plan (collectively, the "UMC Plans"). All such shares of Company Common Stock were previously registered on the Form S-4, and are being transferred to this Form S-8.


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 will be sent or given to participants as specified by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Company with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

                  (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed with the Commission on February 16, 1999.

                  (b) The Company's amendment to its Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998, as filed with the Commission on March 1, 1999.

                  (c) The Company's Current Reports on Form 8-K filed with the Commission on March 12, 1999, April 9, 1999 and May 4, 1999.

                  (d) The description of the Company's Common Stock contained in the Registration Statement on Form 8-A declared effective by the Commission on January 30, 1981, together with the amendments on Form 8 filed with the Commission on January 29, 1981, January 30, 1981 and October 28, 1981.

                  (e) The description of the Company's Series B Junior Participating Preferred Stock and related rights contained in the Registration Statement on Form 8-A/A filed with the Commission on March 12, 1999.

         In addition, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article 2.02-1 of the Texas Business Corporation Act provides that any director or officer of a Texas corporation may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by him in connection with or in defending any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding, in which he is a party or to which he is subject by reason of his position. With respect to any proceeding arising from actions taken in his official capacity, as a director or officer, he may be indemnified so long as it shall be determined that he conducted himself in good faith and that he reasonably believed that such conduct was in the corporation's best interest. In cases not concerning conduct in his official capacity as a director or officer, a director or officer may be indemnified so long as it shall be determined that he conducted himself in good faith and that he reasonably believed that his conduct was not opposed to the corporation's best interest. In the case of any criminal proceeding, a director or officer may be indemnified if he had no reasonable cause to believe his conduct was unlawful. If a director or officer is wholly successful, on the merits or otherwise, in connection with such a proceeding, such indemnification is mandatory. Article VI of the Company's Bylaws requires the indemnification of officers and directors to the fullest extent permitted by the Texas Business Corporation Act.

         The Company maintains insurance coverage providing its officers and directors with indemnification against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

         Reference is made to Article Eleven of the Articles of Incorporation of the Company, which was adopted by the Company's shareholders on May 11, 1988 and which provides as follows: "ARTICLE ELEVEN. A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for liability
(i) for any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for any transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; (iv) for acts or omissions for which the liability of a director is expressly provided for by statute; or (v) for acts related to an unlawful stock repurchase or dividend payment. Any repeal or amendment of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director of the corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the corporation is not liable as set forth in the preceding sentences, a director shall not be liable to the fullest extent permitted by any provision of the statutes of Texas hereafter enacted that further limits the liability of a director."

         Effective as of August 28, 1989, Article 7.06.B of the Texas Miscellaneous Corporation Laws Act was amended to read in its entirety as follows: "B. The articles of incorporation of a corporation may provide that a director of the corporation shall not be liable, or shall be liable only to the extent provided in the articles of incorporation, to the corporation or its shareholders or members for monetary damages for an act or omission in the director's capacity as a director, except that this article does not authorize the elimination or limitation of the liability of a director to the extent the director is found liable for: (1) a breach of the director's duty of loyalty to the corporation or its shareholders or members; (2) an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of the law; (3) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (4) an act or omission for which the liability of a director is expressly provided for by an applicable statute."

         The Merger Agreement provides that the Company will, for six years after the effective time of the Merger indemnify, defend and hold harmless each person who is, has been or becomes prior to the effective time of the Merger an officer or director of OEI and its subsidiaries or an employee of OEI or any of its subsidiaries who acts as fiduciary under any OEI benefit plan against all losses, claims, damages, liabilities, fees and expenses arising in whole or in part out of actions or omissions in their capacity as such which occur prior to the effective time. Such indemnification is made to the full extent permitted under Texas law or the Company's Articles of Incorporation and Bylaws and OEI's written indemnification agreements in effect as of November 24, 1998. Any determination of whether a person's conduct complies with the required standard will be made by independent counsel acceptable to both the Company and the indemnified party.

         The Company will also maintain OEI's existing directors' and officers' liability insurance policy (or a policy with substantially similar coverage) for not less than six years after the effective time of the Merger but only to the extent related to actions or omissions prior to the effective time of the Merger, provided that the aggregate premium for maintaining such policy for the six year period will not exceed $2,500,000.00. Additionally, the Company will maintain the directors' and officers' insurance policy of United Meridian Corporation as currently in effect until March 27, 2003.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.    EXHIBITS.

         4.1+ - Articles of Incorporation of the Company, as amended, including Articles of Amendment filed May 12, 1988, May 21,
                  1991 and May 21, 1993 with the Secretary of State of the State of Texas, Articles of Merger filed March 30, 1999, with the
                  Secretary of State of the State of Texas (filed herewith) and that certain Statement of Resolution Establishing Series of Shares of Series B Junior Participating Preferred Stock of the
                  Company filed March 21, 1989 with the Secretary of State of the State of Texas (filed as Exhibit 3.1 to the Company's
                  Quarterly Report on Form 10-Q for the quarter ended June 30,
                  1998 and incorporated herein by reference).

         4.2  -   Bylaws of the Company, as amended through March 7, 1997
                  (filed as Exhibit 4.9 to the Company's Form S-3 filed with the
                  Securities and Exchange Commission on September 18, 1997 and
                  incorporated herein by reference).

         4.3  -   Amended and Restated Rights Agreement, dated March 17, 1989, as amended effective June 13, 1992 and amended and restated as of December 12, 1997, between the Company and BankBoston, N.A.
                  (as successor to NCNB Texas National Bank), including Form of
                  Statement of Resolution Establishing the Series B Junior
                  Participating Preferred Stock, the Form of Right Certificate
                  and Form of Summary of Rights to Purchase Preferred Shares
                  (filed as Exhibit 2 to the Company's Current Report on Form
                  8-K dated December 15, 1997 and incorporated herein by
                  reference).

         4.4  -   Amendment No. 1 to Amended and Restated Rights Agreement
                  dated November 24, 1998, between the Company and BankBoston,
                  N.A. (filed as Exhibit 4.1 to the Company's Current Report on
                  Form 8-K filed on December 1, 1998 and incorporated herein by reference).

         4.5  -   Amendment No. 2 to Amended and Restated Rights Agreement
                  dated March 10, 1999, between the Company and BankBoston, N.A.
                  (filed as Exhibit 4.1 to the Company's Current Report on Form
                  8-K filed on March 12, 1999 and incorporated herein by
                  reference).

         4.6  -   United Meridian Corporation 1987 Nonqualified Stock Option
                  Plan, as amended (filed as Exhibit 10.3 to United Meridian
                  Corporation's Registration Statement on Form S-1 (No.
                  33-63532), and incorporated herein by reference).

         4.7  -   Third Amendment to United Meridian Corporation 1987
                  Nonqualified Stock Option Plan dated November 16, 1993 (filed as Exhibit 10.4 to United Meridian Corporation's 1993 Annual
                  Report on Form 10-K, and incorporated herein by reference).

         4.8  -   Fourth Amendment to United Meridian Corporation 1987
                  Nonqualified Stock Option Plan dated April 6, 1994 (filed as
                  Exhibit 10.6 to United Meridian Corporation's Annual Report on
                  Form 10-K for the fiscal year ended December 31, 1994, and incorporated herein by reference).

         4.9  -   Fifth Amendment to the United Meridian Corporation 1987
                  Nonqualified Stock Option Plan dated November 19, 1997 (filed as Exhibit 4.7 to United Meridian Corporation's Form S-3 (No.
                  333-42467), and incorporated herein by reference).

         4.10 -   Sixth Amendment to United Meridian Corporation 1987
                  Nonqualified Stock Option Plan, dated March 27, 1998 (filed as
                  Exhibit 4.7 to Ocean Energy, Inc.'s Form S-8 (333-43933) and incorporated herein by reference).

         4.11 -   United Meridian Corporation 1994 Employee Nonqualified Stock
                  Option Plan (filed as Exhibit 4.14 to United Meridian
                  Corporation's Registration Statement on Form S-8 (No.
                  33-79160), and incorporated herein by reference).

         4.12 -   First Amendment to the United Meridian Corporation 1994
                  Employee Nonqualified Stock Option Plan dated November 16,
                  1994 (filed as Exhibit 4.4.1 to United Meridian Corporation's
                  Registration Statement on Form S-8 (No. 33-86480), and incorporated herein by reference).

         4.13 -   Second Amendment to the United Meridian Corporation 1994
                  Employee Nonqualified Stock Option Plan dated May 22, 1996,
                  (filed as Exhibit 4.3.2 to United Meridian Corporation's
                  Registration Statement on Form S-8 (No. 333-05401), and incorporated herein by reference).

         4.14 -   Third Amendment to the United Meridian Corporation 1994
                  Employee Nonqualified Stock Option Plan dated November 13,
                  1996 (filed as Exhibit 4.3.3 to United Meridian Corporation's
                  Registration Statement on Form S-8 (No. 333-28017), and incorporated herein by reference).

         4.15 -   Fourth Amendment to the United Meridian Corporation 1994
                  Employee Nonqualified Stock Option Plan dated May 29, 1997
                  (filed as Exhibit 4.3.4 to United Meridian Corporation's
                  Registration Statement on Form S-8 (No. 333-28017), and incorporated herein by reference).

         4.16 -   Fifth Amendment to the United Meridian Corporation 1994
                  Employee Nonqualified Stock Option Plan dated November 19,
                  1997 (filed as Exhibit 4.9 to United Meridian Corporation's
                  Registration Statement on Form S-3 (No. 333-42467), and incorporated herein by reference).

         4.17 -   Sixth Amendment to the United Meridian Corporation 1994
                  Employee Nonqualified Stock Option Plan dated March 27, 1998
                  (filed as Exhibit 4.14 to Ocean Energy, Inc.'s Form S-8 (No.
                  333-43933), and incorporated hereby by reference).

         4.18 -   Ocean Energy, Inc. 1998 Long-Term Incentive Plan (filed as
                  Appendix E to Ocean Energy, Inc.'s Joint Proxy
                  Statement/Prospectus filed on January 9, 1998, and incorporated herein by reference).

         4.19 -   Ocean Energy, Inc. Long-Term Incentive Plan for
                  Non-executive Employees, as amended, (filed as Exhibit 99.1 to
                  Ocean Energy Inc.'s Form S-8 (No. 333-45119) filed on January
                  29, 1998 and incorporated herein by reference).

         4.20 -   Second Amendment to Ocean Energy,  Inc. Long-Term  Incentive
                  Plan for Non-executive  Employees dated March 27, 1998
                  (filed as Exhibit 99.2 to Ocean Energy, Inc.'s Registration
                  Statement on Form S-8 (No. 333-49185), and incorporated herein by reference).

         4.21 - Third Amendment to Ocean Energy, Inc. Long-Term Incentive Plan for Non-executive Employees dated May 20, 1998. (filed as
                  Exhibit 10.46 to Ocean Energy, Inc.'s 1998 Annual Report on
                  Form 10-K, and incorporated herein by reference).

         5.1* - Opinion of Vinson & Elkins L.L.P. as to the legality of the shares being registered.

        23.1* -   Consent of KPMG LLP - Company.

        23.2*     Consent of Arthur Andersen LLP - OEI.

        23.3* -   Consent of Netherland, Sewell & Associates, Inc. - Company.

        23.4* -   Consent of Ryder Scott Company Petroleum Engineers - Company.

        23.5* -   Consent of DeGolyer and McNaughton - Company.

        23.6*     Consent of Netherland, Sewell & Associates, Inc. - OEI.

        23.7*     Consent of McDaniel & Associates Consultants, Ltd. - OEI.

        23.8*     Consent of Ryder Scott Company Petroleum Engineers - OEI.

        23.9  -   Consent of Vinson & Elkins L.L.P. (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

        24.1  -   Powers of Attorney (included in the signature page of this
                  Post-effective Amendment No. 1).

         -----------------
         + filed herewith in part and incorporated herein by reference in part
         * filed herewith

ITEM 9.    UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 11, 1999.

                                    OCEAN ENERGY, INC.



                                    By:  /s/ James T. Hackett
                                       ----------------------------------------
                                             James T. Hackett
                                         President and Chief Executive Officer

         The undersigned directors and officers of Ocean Energy, Inc. hereby constitute and appoint William L. Transier and Robert K. Reeves and each of them, with full power to act without the other and with full power of substitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Post-effective Amendment No. 1 and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission and hereby ratify and confirm all that such attorneys-in-fact, or either of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 1 has been signed below by the following persons in the capacities indicated on May 11, 1999.


SIGNATURE                                   TITLE
---------                                   -----
/s/ James C. Flores                         Chairman of the Board
-------------------------------------
    James C. Flores



/s/ James T. Hackett                        President and Chief Executive Officer
-------------------------------------       (Principal Executive Officer)
    James T. Hackett



/s/ William L. Transier                     Executive Vice President and Chief Financial Officer
-------------------------------------       (Principal Financial Officer)
    William L. Transier



/s/ Gordon L. McConnell                     Vice President and Controller
-------------------------------------       (Principal Accounting Officer)
    Gordon L. McConnell



/s/ James L. Dunlap                         Vice Chairman of the Board of Directors
-------------------------------------
    James L. Dunlap


/s/ John B. Brock                           Director
-------------------------------------
    John B. Brock

SIGNATURE                                   TITLE
---------                                   -----
/s/ Milton Carroll                          Director
-------------------------------------
    Milton Carroll



                                            Director
-------------------------------------
    Thomas D. Clark, Jr.



/s/ Peter J. Fluor                          Director
-------------------------------------
    Peter J. Fluor



/s/ Robert L. Howard                        Director
-------------------------------------
    Robert L. Howard



                                            Director
-------------------------------------
    Charles F. Mitchell, M.D.



/s/ J. Evans Attwell                        Director
-------------------------------------
    J. Evans Attwell



/s/ Barry J. Galt                           Director
-------------------------------------
    Barry J. Galt



                                            Director
-------------------------------------
    Elvis L. Mason



/s/ David K. Newbigging                     Director
-------------------------------------
    David K. Newbigging




                                            Director
-------------------------------------
    Dee S. Osborne



                                            Director
-------------------------------------
    R.A. Walker

                                INDEX TO EXHIBITS


Exhibit
Number          Description of Exhibits
-------         -----------------------
   4.1+         Articles of Incorporation of the Company, as amended, including
                Articles of Amendment filed May 12, 1988, May 21, 1991 and May
                21, 1993 with the Secretary of State of the State of Texas,
                Articles of Merger filed March 30, 1999, with the Secretary of
                State of the State of Texas (filed herewith) and that certain
                Statement of Resolution Establishing Series of Shares of Series
                B Junior Participating Preferred Stock of the Company filed
                March 21, 1989 with the Secretary of State of the State of Texas
                (filed as Exhibit 3.1 to the Company's Quarterly Report on Form
                10-Q for the quarter ended June 30, 1998 and incorporated herein by reference).

   4.2 Bylaws of the Company, as amended through March 7, 1997 (filed as Exhibit 4.9 to the Company's Form S-3 filed with the Securities and Exchange Commission on September 18, 1997 and incorporated herein by reference).

   4.3 Amended and Restated Rights Agreement, dated March 17, 1989, as amended effective June 13, 1992 and amended and restated as of December 12, 1997, between the Company and BankBoston, N.A. (as successor to NCNB Texas National Bank), including Form of
                Statement of Resolution Establishing the Series B Junior
                Participating Preferred Stock, the Form of Right Certificate and
                Form of Summary of Rights to Purchase Preferred Shares (filed as
                Exhibit 2 to the Company's Current Report on Form 8-K dated
                December 15, 1997 and incorporated herein by reference).

   4.4          Amendment No. 1 to Amended and Restated Rights Agreement dated
                November 24, 1998, between the Company and BankBoston, N.A.
                (filed as Exhibit 4.1 to the Company's Current Report on Form
                8-K filed on December 1, 1998 and incorporated herein by reference).

   4.5          Amendment No. 2 to Amended and Restated Rights Agreement dated
                March 10, 1999, between the Company and BankBoston, N.A. (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K filed on March 12, 1999 and incorporated herein by reference).

   4.6 United Meridian Corporation 1987 Nonqualified Stock Option Plan, as amended (filed as Exhibit 10.3 to United Meridian
                Corporation's Registration Statement on Form S-1 (No. 33-63532), and incorporated herein by reference).

   4.7          Third Amendment to United Meridian Corporation 1987 Nonqualified
                Stock Option Plan dated November 16, 1993 (filed as Exhibit 10.4 to United Meridian Corporation's 1993 Annual Report on Form
                10-K, and incorporated herein by reference).

   4.8          Fourth Amendment to United Meridian Corporation 1987
                Nonqualified Stock Option Plan dated April 6, 1994 (filed as
                Exhibit 10.6 to United Meridian Corporation's Annual Report on
                Form 10-K for the fiscal year ended December 31, 1994, and incorporated herein by reference).

   4.9          Fifth Amendment to the United Meridian Corporation 1987
                Nonqualified Stock Option Plan dated November 19, 1997 (filed as
                Exhibit 4.7 to United Meridian Corporation's Form S-3 (No.
                333-42467), and incorporated herein by reference).

   4.10         Sixth Amendment to United Meridian Corporation 1987 Nonqualified
                Stock Option Plan, dated March 27, 1998 (filed as Exhibit 4.7 to
                Ocean Energy, Inc.'s Form S-8 (333-43933) and incorporated herein by reference).

   4.11         United Meridian Corporation 1994 Employee Nonqualified Stock
                Option Plan (filed as Exhibit 4.14 to United Meridian
                Corporation's Registration Statement on Form S-8 (No. 33-79160), and incorporated herein by reference).
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
   4.12         First Amendment to the United Meridian Corporation 1994 Employee
                Nonqualified Stock Option Plan dated November 16, 1994 (filed as
                Exhibit 4.4.1 to United Meridian Corporation's Registration
                Statement on form S-8 (No. 33-86480), and incorporated herein by reference).

   4.13         Second Amendment to the United Meridian Corporation 1994
                Employee Nonqualified Stock Option Plan dated May 22, 1996,
                (filed as Exhibit 4.3.2 to United Meridian Corporation's
                Registration Statement on Form S-8 (No. 333-05401), and incorporated herein by reference).

   4.14         Third Amendment to the United Meridian Corporation 1994 Employee
                Nonqualified Stock Option Plan dated November 13, 1996 (filed as
                Exhibit 4.3.3 to United Meridian Corporation's Registration
                Statement on Form S-8 (No. 333-28017), and incorporated herein by reference).

   4.15         Fourth Amendment to the United Meridian Corporation 1994
                Employee Nonqualified Stock Option Plan dated May 29, 1997
                (filed as Exhibit 4.3.4 to United Meridian Corporation's
                Registration Statement on Form S-8 (No. 333-28017), and incorporated herein by reference).

   4.16         Fifth Amendment to the United Meridian Corporation 1994 Employee
                Nonqualified Stock Option Plan dated November 19, 1997 (filed as
                Exhibit 4.9 to United Meridian Corporation's Registration
                Statement on Form S-3 (No. 333-42467), and incorporated herein by reference).

   4.17         Sixth Amendment to the United Meridian Corporation 1994 Employee
                Nonqualified Stock Option Plan dated March 27, 1998 (filed as
                Exhibit 4.14 to Ocean Energy, Inc.'s Form S-8 (No. 333-43933), and incorporated hereby by reference).

   4.18         Ocean Energy, Inc. 1998 Long-Term Incentive Plan (filed as
                Appendix E to Ocean Energy, Inc.'s Joint Proxy
                Statement/Prospectus filed on January 9, 1998, and incorporated herein by reference).

   4.19         Ocean Energy, Inc. Long-Term Incentive Plan for Non-executive
                Employees, as amended, (filed as Exhibit 99.1 to Ocean Energy
                Inc.'s Form S-8 (No. 333-45119) filed on January 29, 1998 and incorporated herein by reference).

   4.20 Second Amendment to Ocean Energy, Inc. Long-Term Incentive Plan for Non-executive Employees dated March 27, 1998 (filed as
                Exhibit 99.2 to Ocean Energy, Inc.'s Registration Statement on
                Form S-8 (No. 333-49185), and incorporated herein by reference).

   4.21 Third Amendment to Ocean Energy, Inc. Long-Term Incentive Plan for Non-executive Employees dated May 20, 1998 (filed as
                Exhibit 10.46 to Ocean Energy, Inc.'s 1998 Annual Report on
                Form 10-K, and incorporated herein by reference).

   5.1* Opinion of Vinson & Elkins LLP as to the legality of the shares being registered.

   23.1*-       Consent of KPMG LLP - Company.

   23.2*        Consent of Arthur Andersen LLP - OEI.

   23.3*-       Consent of Netherland, Sewell & Associates, Inc. - Company.

   23.4*-       Consent of Ryder Scott Company Petroleum Engineers - Company.

   23.5*-       Consent of DeGolyer and McNaughton - Company.

   23.6*        Consent of Netherland, Sewell & Associates, Inc. - OEI.

   23.7*        Consent of McDaniel & Associates Consultants, Ltd. - OEI.

   23.8*        Consent of Ryder Scott Company Petroleum Engineers - OEI.

   23.9 Consent of Vinson & Elkins L.L.P. (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

   24.1 Powers of Attorney (included in the signature page of this Post-effective Amendment No. 1).

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   + filed herewith in part and incorporated herein by reference in part
   * filed herewith

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